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                                                                  Exhibit 10.18

[SUMMIT Leasing Logo]

                                 SCHEDULE NO. 001

                            To Master Lease No. 60060
                           dated as of December 3, 1997
                   between Summit Leasing Corporation, as Lessor
                         and ABLE OIL COMPANY, as Lessee


1. COMMENCEMENT DATE OF SCHEDULE LEASE TERM: The Commencement Date of this Schedule shall be the earlier of (a) the first date on which any Equipment under this Schedule to this Master Lease is delivered to Lessee or Lessee's agent or consigned to a carrier for shipment to Lessee or Lessee's agent, or (b) December 10, 1997. Said Commencement Date for this Schedule is December 10, 1997.

2. DESCRIPTION OF THE EQUIPMENT:

   (a) Nature of Equipment: The Equipment will consist generally of the following: (1) ONE NEW 1998 FREIGHTLINER MODEL FL80 TRUCK
            ---------------------------------------------
VIN #: 1FY6JFBB2WH955440.
------------------------

A complete list of the Equipment including Serial #s is attached as Annex A.
   (b) Seller:
               --------------------------
   (c) Total Capitalized Cost: $ 45,619.28
                                ---------

3. EQUIPMENT LOCATION: The above Equipment is to be located and delivered to Lessee's premises at 344 Route 46, Rockaway, NJ 07866.
                     --------------------------------
Phone No. at Location: 201-625-1012.
                       ------------

4. LEASE TERM: The term of this Schedule (the "Lease Term") shall be 48 months and -0- additional days, commencing on the Commencement Date.

5. ADVANCE PAYMENT: A payment in the amount of $1,224.52 shall be due and payable by Lessee upon Lessor's acceptance of the Master Lease and this Schedule. Such amount shall be the sum of $100.00 for Lessor's expenses related to the transaction contemplated by this Schedule (including but not limited to UCC search and filing fees) and $1,124.52 for advance rent ("Advance Rent"), Advance Rent (X) has ( ) has not been applied to the first Rent Payment

6. RENT PAYMENTS: For all items of Equipment covered in this Schedule, Rent Payments shall be paid monthly, the first Rent Payment payable in advance to be due on Dec. 10, 1997, ("First Rent Date"), and thereafter on Jan. 10,
1998, and on the 10th day of each month (the "Rent Period") thereafter until all Rent is paid in full through and including Nov. 10, 2001. Each Rent Payment is in an amount equal to 2.465% of the Total Capitalized Cost or shall be in the amount of $1,124.52 plus, in either event, (unless a valid tax exemption certificate is presented




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to Lessor and filed) sales and use tax in the amount of $ -0- making a total
Rent Payment of $1,124.52 per month. Additional Rent of $ -0- per day for each day Lessee has possession of the Equipment subsequent to the Commencement Date and prior to the First Rent Date shall be due on the First Rent Date.

7. BROKER'S COMMISSIONS: Any claim which may be made for commissions in regard to this transaction shall be the sole responsibility of the Lessee.

8. ADDITIONAL INFORMATION: If such information is unavailable on the date this Schedule is executed, Lessor is authorized to supply and complete the Commencement Date (#1), Rent Payment dates and amount of Additional Rent (contained in #6), the number of additional days in the Lease Term (#4) and information pertaining to the Description of Equipment (Annex A), based upon information supplied to Lessor by Seller. In such event, Lessor shall provide Lessee with an additional true copy of this Schedule immediately upon its completion.

9.  INSURANCE:

    (a) Public Liability: $1,000,000 total liability, $1,000,000 per occurrence.

    (b) Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value (as set forth on Annex D-1 hereto) or the full replacement cost of the Equipment. The amount of Insurance during first year of the Lease Term shall be not less than the Total Capitalized Cost of the
Equipment:

    (c) Medical Malpractice (if applicable): $__________ total, liability, $________ per occurrence.

10. TAX ID NUMBER: The federal tax identification number (or Social Security number) of the Lessee is _____________.

11. STIPULATED LOSS AND TERMINATION VALUES:

    (a) If, with respect to any of the Equipment, Lessee is required for any reason whatsoever to pay to Lessor a stipulated loss value (the "Stipulated Loss Value" or "SLV") or a termination value (the "Termination Value" or "TV"), Lessee shall pay to Lessor a Stipulated Loss Value or Termination Value, as the case may be, equal to the sum of the following:

        I.a In the case of the SLV, the amount set forth in the attached SLV Table as of the first day of the Rent Period of the Lease Term of this
    Schedule in which there occurs an event of loss, damage or destruction of any of the Equipment (an "Event of Loss"), multiplied by the Total Capitalized Cost of the Equipment to which the Event of Loss relates; or


                                    2

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        I.b  In the case of the TV, the amount set forth in the attached TV
    Table as of the first day of the Rent Period of the Lease Term of this
    Schedule in which there occurs (i) a termination of the Schedule or a demand by Lessor for payment of the TV (a "Termination"), multiplied by the Total Capitalized Cost of the Equipment to which the Termination relates; and

        II. All Rent Payments, Additional Rent and reimbursement due Lessor and all federal, state and Local Taxes, costs and expenses incurred by Lessor on account of the Event of Loss or the Termination, as the case may be; and

        III. All sums due Lessor under Sections 6 and 9 of the Master Lease.

    (b) Rent and Additional Rent shall continue to accrue on the affected Equipment until Lessor has received the SLV or TV, as the case may be, in immediately available funds.

    (c) The Indemnities set forth in Sections 6 and 9 of the Master Lease shall terminate with respect to such Equipment for which the Lessor receives the timely payment in full of the SLV or TV, as the case may be, but only with respect to Local Taxes applicable to tax periods subsequent to the tax period in which the SLV or TV is paid. Said indemnities shall continue in full force and effect with respect to Local Taxes applicable to tax periods prior to and including the tax period in which the SLV or TV is paid.

12. ADDITIONAL PROVISIONS:

    (a) Lessee certifies that:

        I. there is no error, misstatement or omission in the representations, warranties and covenants made and/or agreed to by the Lessee in the Master Lease designated above or in any certificate of any officer of the Lessee given to the Lessor pursuant thereto, and all the terms and conditions of the Master Lease designated above to be complied with and performed by the Lessee on or before the Closing Date have been complied with and performed; and

        II. all other representations and warranties made by the Lessee in the Master Lease are true and correct on the date hereof with the same force and effect as if made on the date hereof.

    (b) Lessee represents and warrants that Lessee has consulted with its counsel, accountants and such other professionals as it deems appropriate in regard in the terms of and prior to its execution of the Master Lease and all Schedules thereto.


                                       3

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    (c)  Lessee acknowledges that:

         I. Lessor has not made any representation to Lessee of the accounting or tax treatment to be afforded Lessor to Lessee pursuant to any federal, state or local law or regulation or upon the Master Lease or any Schedule thereunder; and

         II. Lessee intends to claim all tax benefits to an owner of the Equipment and agrees that Lessor shall have no duty to file for or claim the same.

Except as expressly modified hereby, all terms and provisions of the Master Lease shall remain in full force and effect. Defined terms used but not defined herein shall have the same meaning as in the Master Lease. This
Schedule is not binding or effective with respect to the Master Lease or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

This Schedule No. 001 includes the following annexes and attachments [List all applicable annexes and attachments]:

    ANNEX A
    ANNEX E


Dated: Dec 3, 1997                     Accepted Dec 3, 1997

LESSEE:

ABLE OIL COMPANY                       SUMMIT LEASING CORPORATION
--------------------------------


By: /s/ Timothy Harrington             By: /s/ Charles M. Fiumefreddo
   -----------------------------          -----------------------------------
Name: Timothy Harrington               Name: Charles M. Fiumefreddo
     ---------------------------            ---------------------------------
Title: President                       Title: Vice President
      --------------------------             --------------------------------


                                       4

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LESSEE:  ABLE OIL COMPANY                                          No. 60060
ADDRESS: 344 ROUTE 46
         ROCKAWAY, NJ 07866


                                MASTER LEASE
                          Dated as of Dec. 3, 1997


     SUMMIT LEASING CORPORATION, a New Jersey corporation, together with all assigns, successors and Affiliates ("Lessor") hereby agrees to lease to Lessee, and will hereby agree to hire and rent from Lessor, solely for use in Lessee's business, all equipment and other personal property, together with all replacements, repairs, attachments, accessories, tools, parts, xxxxxxx, substitutions and additions thereto or used therewith (the "Equipment") described in each schedule hereto (each a "Schedule"); subject to the terms and conditions of this Master Lease and each Schedule (together, the "Lease"). Each Schedule incorporates the terms and conditions of this Master Lease and shall constitute a separate lease between Lessor and Lessee. Defined terms shall have the meanings set forth herein, in the Schedules and in any annexes thereto.

     1. TERM AND RENT. The term of this Master Lease shall commence as of the date set forth above and shall continue until the obligations of Lessee under this Master Lease and all Schedules shall have been fully performed. The Lease Term of each Schedule shall begin on the commencement date set forth on such Schedule ("Commencement Date") and shall continue until all the obligations of the Lessee have been fully performed to regard to all Equipment set forth in the applicable Schedule. The installments of rent (each a "Rent Payment") shall be payable periodically and shall be received by Lessor on the dates, in the amounts, for the Rent Periods over the Lease Term indicated in the Schedule without deduction, offset or abatement of any kind until the balance of all the Rent Payments and all Additional Rent and all expenses chargeable to Lessee (collectively, "Rent") under this Master Lease and such Schedule shall have been paid in full. Additional Rent shall include, without limitation, all costs and expenses incurred by Lessor in performance by it (in its sole discretion and without implying any obligation to do so) of any duty of Lessee hereunder relating to the Equipment, the Master lease and each Schedule hereto, together with all items of Additional Rent and Advance Rent specified herein and in the Schedule. Advance Rent in the amount set forth in each Schedule shall be due and payable upon Lessor's acceptance of such Sehedule and shall be applied as set forth in the Schedule. Advance Rent shall not be returned to the Lessee under any circumstances but may be credited to the Termination Value in Lessor's sole discretion. Additional Rent shall be payable on the earlier of demand or with the next regularly scheduled Rent Payment. All Rent shall be received by Lessor in immediately available funds during regular business hours on or before the date due.

     2. TITLE. Lessor shall at all times own and retain title to the Equipment, subject to its right to pledge, sell or assign its interests as hereinafter provided. Lessee shall acquire no rights therein except as a lessee hereunder. All documents of title and evidence of delivery, including but not limited to all bills of sale, invoices and purchase orders shall be delivered to the Lessor. Lessee will not place upon, change or remove any labels, plates, insignia, or lettering on the Equipment except that at any time during the Lease Term, and upon request of Lessor, Lessee will affix to the Equipment, in a prominent place, labels, plates, or other markings supplied by Lessor indicating Lessor's ownership of the Equipment. Lessee shall at all times keep the Equipment free from any legal process or encumbrance whatsoever, including but not limited to all liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof, post such bonds and sureties when and as Lessor may request against the same and shall indemnify and hold harmless Lessor from any loss (including, without limitation, all reasonable attorneys' fees, costs and disbursements) caused or occasioned thereby. Lessee shall not affix or permit the Equipment to be affixed to realty so as to change its nature to real property; Lessee agrees that the Equipment shall remain personal property at all times regardless of how attached or installed.

     3. NO TRANSFER BY LESSEE. WITHOUT THE LESSOR'S PRIOR WRITTEN CONSENT, LESSEE MAY NOT, BY OPERATION OF LAW OR OTHERWISE, (a) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS MASTER LEASE OR ANY SCHEDULE OR ANY INTEREST IN EITHER, OR (b) TRANSFER, ASSIGN, SELL, SUBLET, LICENSE, LEND OR OTHERWISE DISPOSE OF THE EQUIPMENT OR PERMIT SAME TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. ANY ATTEMPT OF ANY SUCH DISPOSITION SHALL BE NULL AND VOID AND OF NO EFFECT.

     4. PURCHASE AND ACCEPTANCE; NO WARRANTIES BY LESSOR. Lessee requests Lessor to purchase the Equipment from the manufacturer or supplier ("Seller") of the Equipment identified in each Schedule and arrange for delivery to Lessee at Lessee's expense. Lessor shall have no responsibility for delay or failure of Seller to deliver the Equipment. LESSEE ACKNOWLEDGES THAT LESSEE HAS INDEPENDENTLY SELECTED THE EQUIPMENT LEASED HEREUNDER PRIOR TO HAVING REQUESTED THE LESSOR TO PURCHASE THE SAME AND THAT LESSOR IS NOT THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT OR THE AGENT OF EITHER. LESSOR HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, DIRECTLY OR INDIRECTLY, EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE DESIGN OR SUITABILITY OF SUCH EQUIPMENT, ITS DURABILITY, ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS MERCHANTABILITY, ITS CONDITION, CAPACITY AND/OR ITS QUALITY. THE WORKMANSHIP IN THE EQUIPMENT OR IN
CONNECTION WITH THE INSTALLATION THEREOF, THE EQUIPMENT'S COMPLIANCE WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO, AND AS BETWEEN LESSEE AND LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS".
NEITHER LESSOR, ITS ASSIGNS NOR AFFILIATES SHALL BE LIABLE TO LESSEE FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY
BY THE EQUIPMENT OR ANY ADJUSTMENT THERETO, OR BY ANY INTERRUPTION OF SERVICE OR LOSS OF USE THEREOF OR FOR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER, AND THERE SHALL BE NO ABATEMENT OR APPORTIONMENT OF ANY OF THE RENT PAYMENTS BY REASON OF ANY FAILURE OR DEFECT IN THE EQUIPMENT OR ANY LOSS OF USE OF THE EQUIPMENT. NO REPRESENTATION OR WARRANTY AS TO THE EQUIPMENT OR ANY OTHER MATTER MADE BY SELLER OR ITS AGENTS TO THE LESSEE SHALL BE BINDING ON LESSOR NOR SHALL ANY BREACH BY SELLER RELIEVE LESSEE OF, OR IN ANY WAY REDUCE OR POSTPONE ANY OF LESSEE'S OBLIGATIONS TO LESSOR AS SET FORTH HEREIN. WITHOUT LIMITING THE FOREGOING, AND REGARDLESS OF CAUSE, LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR OR ITS ASSIGNS OR AFFILIATES FOR LOSS OF PROFITS OR ANTICIPATORY PROFITS OR ANY OTHER DIRECT, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR OR LESSOR'S AGENTS, ASSIGNS OR AFFILIATES BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION WHATSOEVER INCLUDING, WITHOUT LIMITATION, FOR INFRINGEMENT OF ANY LETTERS PATENT, TRADEMARK OR COPYRIGHT OR OTHER PROPRIETARY RIGHTS. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS
LEASE FOR TAX OR ACCOUNTING PURPOSES. Lessee shall timely pay all Rent when due hereunder without reduction, offset or credit of any kind. Lessee shall promptly make all claims relating to or pertaining to the Equipment solely against the Seller. Lessor hereby assigns to Lessee during the Lease Term, solely for the purpose of making and prosecuting any such claim and to the extent assignable, any rights it may have against Seller under any written warranty and for breach of warranty or representation respecting the Equipment. Lessee acknowledges that Lessor has informed Lessee in writing, either previously ??? this Lease, of the following: (a) the identity of the Seller, (b) that the Lessee is entitled to the promises and warranties provided to Lessor by the Seller in connection with the Equipment, and (c) Lessee may communicate with Seller to receive a complete statement of any such written promise or warranty including any disclaimers of ???. This assignment by Lessor to Lessee shall continue only so long as Lessee is not in default hereunder. Notwithstanding any statement that may be made by Seller or Seller's agents, or any broker, or any payment made to any of the above. Lessee understands and agrees that Seller, any broker and any agent of either, are not agents of Lessor and that none of the above are authorized to bind Lessor or to waive or alter any term or condition of this Master Lease or any Schedule.

     5. TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If all the Equipment has not been delivered, installed and accepted in writing by Lessee (in form satisfactory to Lessor) on or before the Commencement Date, Lessor may, at its sole option, on written notice to Lessee, terminate this Master Lease in respect to all its obligations to Lessee with respect to the affected Schedule(s).

     6. NET LEASE; TAXES. (a) Taxes Other Than Income Tax. Lessee hereby assumes liability for, shall indemnify and defend Lessor against, and shall pay an Additional Rent when due, all fees, taxes and governmental charges (including without limitation, all license and registration fees and all sales, use, ad valorem, personal property, ???, gross receipts, franchise, ??? or other taxes, imports, duties and charges, together with all penalties, fines or interest thereon) of every kind and nature ("Local Taxes") whenever imposed upon or in any way relating to (i) Lessor in its capacity as Lessor or in its capacity as owner of any Equipment, (ii) Lessee, (iii) the Equipment (including without limitation the manufacture, purchase, ownership, shipment, transportation, delivery, installation, leasing, possession, use, operation, storage and return of the same) or (iv) this Master Lease and each Schedule or (v) any permitted sublease(s). Lessee shall, at its expense, promptly pay, report and file when due for the appropriate parties, with the appropriate authorities, any and all Local Taxes and all returns and reports required to be filed with respect to all Local Taxes (with copies to Lessor) showing Lessor as owner of the Equipment. Upon Lessor's request, Lessee shall notify Lessor of all applicable taxes and all such requirements and furnish Lessor in writing with all information and pay to Lessor all sums required for Lessor to effect such filings and pay all Local Taxes not less than sixty
(60) days prior to the last date such filing may be made without extensions and without the payment of any fine, penalty or interest. Upon notice of any Determination that any Local Taxes are due, Lessee shall promptly pay Lessor as Additional Rent an amount sufficient to pay all such Local Taxes (including without limitation all penalties and interest due thereupon) in full.

         (b) Income Tax. The obligation, if any, of Lessee to indemnify Lessor for income taxes is set forth in the Schedule and incorporated by reference herein.

         (c) Determination. For purposes of this Master Lease, a Determination shall mean and shall be deemed to have been made upon Lessor's receipt from any applicable taxing authority of a demand for payment of tax, a notice of disallowance of deduction, exemption or tax credit or similar notice or a notice of any tax increase or additional Local Taxes or Income Tax. Lessor shall have no obligation and Lessee shall have no right to contest any Determination beyond the level of the auditing agent.

         (d) Tax Indemnification. Lessee intends the Rent paid hereunder to be absolutely net to Lessor, and Lessee shall indemnify, defend, protect and keep harmless Lessor and all respective agents, employees, officers, directors thereof, from and against any and all liabilities, obligations, losses, damages, claims, demands, penalties, actions, costs and expenses (including without limitation all reasonable attorneys' and other professional fees, costs and disbursements) arising out of, relating or pertaining to any such Local Taxes and Income Taxes (if applicable, under one or more Schedules). For the purpose of this Section 6 and each Schedule, "Lessor" shall include any member of an affiliated group, within the meaning of Section 1504 of the Code.

         (e) Survival of Obligations in Respect of Taxes. The indemnities, promises, duties and obligations of the Lessee under this Section 6 and each Schedule are in addition to and shall not limit the indemnities set forth in
Section 9, below, and, notwithstanding the expiration or other termination of this Master Lease and all Schedules, shall survive and continue in full force and effect until the expiration of the time(s) permitted by law, as extended by the Lessor, for each taxing authority to examine, assess, collect or impose any return, report, tax or penalty in respect of, due to or relating to the Equipment.

     7. CARE, USE AND LOCATION. Lessee, at its own cost and expense, shall maintain and keep the Equipment in good repair, condition and working order, and in such condition as will maintain its eligibility for the manufacturer's maintenance agreement, and shall use the Equipment solely in compliance with applicable laws and regulations and with any and all manufacturer's and seller's licenses, recommendations, instructions and warranties. The Equipment shall not be augmented, altered or removed from the Equipment location shown on the Schedule without Lessor's prior written consent. Lessor shall have the right to inspect the Equipment, without notice, at all reasonable times.

     8. OTHER COVENANTS AND WARRANTIES OF LESSEE. Lessee agrees that its obligations under this Master Lease and each Schedule are absolute and shall continue in full force and effect regardless of any disability of Lessee to use the Equipment or any part thereof for any reason including, but not limited to, war, act of God, provisions or operation of applicable law or regulation, strike, loss, damage, destruction, obsolescence, failure of or any delay in delivery, failure of the Equipment to properly operate, or any other cause. Lessee agrees, upon request, to procure such estoppel certificates, landlord's and mortgagee's waivers and other similar documents. Lessee agrees to promptly furnish and cause its accountants to furnish Lessor with audited annual financial statements of Lessee, prepared by an independent certified public accountant acceptable to Lessor, in accordance with generally accepted accounting principles consistently applied, and such interim financial and operating statements as Lessor may require. Lessee represents and warrants that (a) it is not in the business of selling equipment similar to the Equipment and does not hold the Equipment or any similar items as inventory, and (b) it is in compliance with all laws, regulations and ordinances applicable to its business, including but not limited to all federal, state and local environmental laws and regulations.

     9. INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify, defend, protect and keep harmless Lessor and all respective agents, employees, officers, directors thereof, from and against any and all liabilities, obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, of any kind whatsoever (including without limitation all reasonable attorneys' and other professional fees, costs and disbursements) arising out of the use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing or return of any items of Equipment, regardless of where, how and by whom operated, or any failure on the part of Lessee to perform or comply with any conditions of this Master Lease. Lessor shall have the right to select counsel and direct the conduct of the litigation in any such section. The indemnities provided for herein shall continue in full force and effect notwithstanding the expiration or other termination of this Master Lease or any Schedule or the assumption by Lessee of the control of such litigation.
Lessee is an obligor of Lessor and nothing contained in this Lease shall authorize Lessee or any other person to operate any items of Equipment so as to incur or impose any liability or obligation for or on behalf of Lessor whatsoever. The indemnities provided in this Section 9 are in addition to and shall not limit the indemnities set forth in Section 6 of this Master Lease or under any Schedule.

     10. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provision of this Lease, Lessor may, in its sole discretion, effect such compliance on behalf of Lessee upon five (5) days prior written notice to Lessee. In such event, all expenses of Lessor in effecting such compliance shall be paid by Lessee to Lessor as Additional Rent.

     11. SECURITY AGREEMENT. The parties agree that it is their intent to create a true lease of the Equipment. Notwithstanding the foregoing, however, and to protect Lessor's interests in the Equipment, Lessee herewith grants Lessor and all Affiliates, a first, purchase money security interest in and to this Master Lease, each Schedule and all the Equipment as security for all obligations due Lessor. In addition, Lessee, as security for all existing and future obligations due Lessor and each Affiliate, hereby grants to Lessor and each Affiliate a first priority lien on and security interest in (a) any property in which Lessee has granted or in the future grants to any of Summit Leasing Corporation, Summit Bancorp., any Summit Bank or any other entity owned, in whole or in part by any of them (or any successor to any of them) directly or through such

                                      2


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other entities (in each case and including Summit Leasing Corporation, Summit
Bancorp. and each Summit Bank, each an "Affiliate") to secure any existing or future obligations of Lessee to Lessor; and (b) any property of Lessee (including without limitation cash accounts and deposits) now or hereafter held, or any obligation now or hereafter owing Lessee, by Lessor or any Affiliate; provided, however, if any Schedule is assigned by Lessor is an entity other than an Affiliate, the lien and security interest granted in this section shall cease upon such assignment, unless otherwise specified in the instrument of assignment. Lessor is hereby authorized by Lessee, at Lessee's expense, to cause this Master Lease, each Schedule and/or any financing statements or other documents in respect thereto or to any items of additional collateral in which Lessor has been or may be granted any lien or security interest, to be filed, recorded, refiled and re-recorded and to execute, on Lessee's behalf, and deliver any statement or document for such purpose. Lessee agrees promptly to execute, deliver and record any such statements or additional documents requested by Lessor and to pay or reimburse Lessor, as Additional Rent for any searches, filings, recordings or stamp fees or taxes arising therefrom.

    12. RISK OF LOSS. Lessee hereby assumes the entire risk of loss, damage or destruction of the Equipment from any and every cause whatsoever upon the earlier of delivery to Lessee or consignment to a carrier for shipment to Lessee. In the event of loss, damage or destruction of any item of Equipment, Lessee at its own expense and at Lessor's sole option, shall, within thirty
(30) days of such event, either (a) repair such items, returning each to its previous condition, or replace such items with a like item acceptable to Lessor and in good condition and of equivalent value, which shall become the property of Lessor and included within the term "Equipment", or (b) pay Lessor the Stipulated Loss Value (the "SLV") set forth in the Schedule for all Equipment covered by such Schedule. Lessor shall apply any proceeds of insurance received as a result of such loss, damage, or destruction prior to the expiration of said thirty (30) day period to the obligations under this
Section 12, but the existence of such insurance and any claims thereunder shall not excuse Lessee's timely payment and performance of all obligations under the Lease. Upon replacement as provided for in clause (a) or payment of the SLV provided to clause (b) of this Section 12, this Master Lease and the applicable Schedule shall terminate with respect to the items of Equipment so paid for or replaced and Lessee shall take title to same on an as-is, where-is basis. Any proceeds of insurance received by Lessor in excess of the sums due from Lessee hereunder shall be promptly paid to Lessee. Lessee hereby waives all rights conferred by statute or otherwise to terminate (except as herein expressly provided) or surrender this Master Lease or any Schedule or the Equipment and to any abatement or reduction of the monthly rentals on account of any damage to or loss or destruction of the Equipment or any other event or condition.

    13. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value of the Equipment. The amount of such insurance shall at all times be sufficient so that neither Lessor nor Lessee shall be considered a co-insurer. Lessee shall also carry public liability insurance for both personal injury and property damage covering the Equipment and the use thereof, and medical malpractice insurance, if applicable. All such insurance shall be in such amounts, form and with companies satisfactory to Lessor and licensed to do business in all states in which the Equipment is located. All insurance for loss or damages shall provide that losses shall be payable directly to Lessor as Loss Payee and as additional insured. Lessee shall furnish Lessor with certificates of insurance (or at Lessor's option the original insurance policy(ies)) or other evidence satisfactory to Lessor of the insurance coverage hereunder, along with evidence of payment of premiums therefor. Each insurer shall agree, by endorsement upon the policy or policies issued by it, certificate of insurance or by independent instrument furnished to Lessor, that it will give Lessor not less than thirty
(30) days prior written notice of the effective date of any alteration, non-renewal or cancellation of such policy, that such insurance shall be primary without any right of contribution from any other insurance carrier that the Lessor may have, that any duty imposed on the insured(s) or loss payee(s) shall be solely the duties and obligations of the Lessee and not the Lessor, that such insurance and the coverage of the Lessor under such policy shall not be invalidated or impaired as to Lessor by any breach of warranty or of the policy, act, omission or neglect by the Lessee. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks, or drafts received in payment for loss or damage under each such insurance policy.

    14. DEFAULT. Each of the following events (each an "Event of Default") shall constitute an Event of Default hereunder: (a) Lessee shall default in
(i) the payment of any Rent or any other amount due hereunder, (ii) the payment when due of any other indebtedness to the Lessor or an Affiliate, or
(iii) the performance of any other provision hereunder or under any note, icon, contract or agreement with Lessor or an Affiliate, or (b) any warranty, representation or statement made by Lessee herein, in any Schedule or in any application, financial statement or other information furnished in writing to the Lessor or any Affiliate shall prove to be false or misleading in any respect, or (c) Lessee becomes insolvent or makes an assignment for the benefit of creditors, or (d) upon the making of any levy, seizure or attachment of any Equipment or the attempted assignment of or sublease by Lessee of this Master Lease or any Schedule or its interest herein or therein or the existence of any lien or charge on such interest; or (e) dissolution or termination of existence of Lessee or discontinuance of its business, or
(f) Lessee applies for or consents to the appointment of a receiver, trustee, conservator, or liquidator or any of the foregoing is appointed without the application or consent of Lessee, or (g) a petition is filed by or against Lessee under the Bankruptcy Code or any amendment thereto (including without limitation a petition for reorganization, arrangement or extension) or under any other insolvency law or laws providing for the relief of debtors, or (h) the occurrence of an event of default under any other document or instrument securing or guaranteeing the obligations of Lessee, or (i) Lessee shall suffer, in the sole, reasonable judgment of Lessor, a material adverse change in its financial or operating condition.

    15. REMEDIES. If an Event of Default shall occur, Lessor shall have the right to exercise any one or more of the following remedies, at its option, at any time, without notice, and subject to applicable law: (a) terminate this Master Lease and any or all Schedules, (b) declare the entire amount of unpaid Rent for the balance of the term of this Master Lease and the Lease Term of each Schedule immediately due and payable, whereupon Lessee shall become obligated to pay to Lessor forthwith the Termination Value (the "TV") set forth in each Schedule plus all indemnities set forth in Sections 6 and 9 and each Schedule, (c) without further demand or legal process enter into the premises where the Equipment may be found and take possession of and remove the Equipment, without liability for suit, action or other proceedings, against which liability Lessee hereby agrees to indemnify Lessor, and all rights of Lessee in the Equipment so repossessed or removed shall terminate absolutely, and/or (d) cause Lessee, at Lessee's expense to promptly return the Equipment to Lessor and in the condition required hereunder. Lessee hereby waives notice of, the posting of any bond in regard to, and hearing with regard to, such retaking. Lessor, at its option, may use, ship, store, repair or lease all Equipment repossessed and sell, re-lease or otherwise dispose of any such Equipment at Lessee's location without any obligation to pay rent or any other charge, or elsewhere, and at private or public sale, Lessee shall be liable for and shall pay to Lessor as Additional Rent all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including, without limitation (i) all expenses of repossessing, storing, shipping, repairing and re-leasing or selling the Equipment, and (ii) Lessor's reasonable attorneys' and professionals' fees, costs and disbursements, Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease Terms and owing to such difficulty agree that the TV set forth in each Schedule and the provisions of this section represent an agreed measure of liquidated damages and are not to be deemed a forfeiture or penalty. In the event Lessor takes possession of the Equipment, the TV shall be reduced by any sums as and when received by Lessor from the sale or re-lease of the Equipment after deduction of the expense of retaking, reselling or re-leasing the Equipment, all attorneys' and professionals' fees and costs incurred, and Lessor's residual interest in the Equipment.

    Whenever any payment of Rent or other charge is not received by Lessor in cash when due hereunder, Lessee agrees to pay the Lessor (as an administrative charge, occasioned by such delay), not later than the first day of the following calendar month, an amount calculated at the rate of five cents (5c) per one dollar ($1.00) of each such delayed payment, but such charge shall not exceed the maximum allowed by law. Subsequent to declaration of an Event of Default and acceleration of Rent by Lessor, Lessee agrees to pay Lessor interest on all sums due Lessor (other than those attributable to late charges and interest, if any) at the rate of two percent (2%) per month but not to exceed the maximum rate provided by law. Such amounts shall be payable in addition to all amounts payable by Lessee as a result of exercise of any one or more of the remedies herein provided.

All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law or in equity, and, to the extent permitted by law or in equity, may be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy at a later time. No failure on the part of the Lessor to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. The waiver of any Event of Default shall not be a waiver of any other or subsequent Event of Default. In the event this Master Lease and/or any
Schedule is determined to be a security agreement, Lessor's recovery shall in no event exceed the maximum permitted by law.

    16. ALTERATIONS AND ATTACHMENTS. At any time during the term of this Master Lease and any applicable Schedule, upon prior written consent of Lessor, Lessee may add additional equipment, features or options ("Additional Equipment"), supplied by any reputable manufacturer or supplier, to the Equipment subject to the applicable Schedule, so long as (a) the performance or usefulness of the Equipment is not reduced thereby, (b) the addition of such Additional Equipment does not give the manufacturer or supplier the right to cancel or limit any warranty or maintenance agreement with respect to the Equipment, and (c) such Additional Equipment is "plug compatible" and can be easily and readily removed from the Equipment without impairing the appearance, operation, value, performance or usefulness of the Equipment. Such Additional Equipment shall be, at Lessor's sole option: (x) acquired directly by Lessee, or (y) leased to Lessee by Lessor under a separate Schedule. Any Additional Equipment not in compliance with this Section 16 shall be conclusively deemed the property of Lessor.

    17. ASSIGNMENT BY LESSOR. LESSEE ACKNOWLEDGES LESSOR'S RIGHT TO ASSIGN THIS LEASE, ANY SCHEDULE AND/OR THE RENT DUE HEREUNDER AND CREATE A SECURITY INTEREST IN ANY OF THE EQUIPMENT. NO ASSIGNEE OF LESSOR SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT OR CONDITION OR WARRANT (EXPRESSED OR IMPLIED) ATTRIBUTABLE TO LESSOR. Lessee and each guarantor, surety and co-obligor thereof, upon being notified of the assignment by Lessor, shall unconditionally pay directly to the assignee (or as directed by it) all Rent and other sums due or to become due under the Schedules assigned. For the purpose of determining the assignee's rights hereunder, the term "Lessor" shall include the assignee after such assignment.

   18. REDELIVERY. Upon expiration or earlier termination of this Master Lease or any Schedule, Lessee shall return all the Equipment listed in each Schedule, freight and insurance prepaid, to such location as Lessor may designate in the continental United States, in good repair, condition and working order, ordinary wear and tear from permitted use excepted, in a manner reasonably designated by Lessor. Lessee shall provide Lessor with the applicable manufacturer's certification that the Equipment is eligible for maintenance under the manufacturer's standard maintenance agreement. Absent an Event of Default hereunder, if Lessee does not timely either return all the Equipment listed in the applicable Schedule to Lessor or exercise any renewal options available to it, if any, under such Schedule, the Equipment shall continue to be held and leased hereunder, and the Lease Term shall thereupon be extended indefinitely on a month-to-month basis as to said Schedule, with rent payable in advance on the same terms and in the same amount applicable during the Lease Term. Lessee or Lessor may terminate the resulting month-to-month lease upon ninety (90) days' written notice, whereupon Lessee shall forthwith deliver the Equipment to Lessor as set forth in this Section 18.

    19. AMENDMENTS. This Master Lease and all Schedule(s) hereto TH CF. contain the entire agreement between the parties with respect to the -------- Equipment, and may not be modified or rescinded except by a writing signed by both parties. No representation, modification, rescission, TH CF. warranty, waiver or collateral agreement by whomsoever made, whether -------- expressed or implied, affecting, modifying, or varying any term or condition of this Master Lease or any Schedule shall be binding upon the Lessor unless signed by an authorized officer of Lessor.

    20. LAW APPLICABLE. This Master Lease shall be binding when accepted by Lessor in New Jersey and except for local recording acts, shall be governed by the laws of New Jersey. Lessee agrees that the negotiation and acceptance hereof have taken place in New Jersey and that by entering into this Master Lease, Lessee hereby consents to the personal and subject matter jurisdiction of Federal and State courts located in New Jersey, for all actions arising out of this Master Lease and designates either the County of Hudson or Bergen as Lessor may select in its sole discretion as the proper venue for any such action in State court, and the County of Essex as the proper venue for any such action in Federal court. To the extent permitted by law, Lessee waives trial by jury in any action between the parties.

    21. GENERAL. Any provision of this Master Lease which is deemed unenforceable in any jurisdiction shall be ineffective, solely as to such jurisdiction, to the extent of such unenforceability without invalidating the remaining provisions thereof. This Master Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto. If there is more than one signatory hereto as lessee, each shall be deemed a Lessee hereunder and the obligations of each shall be joint and several.

    22. NOTICE. All notices, reports and other documents provided for under this Master Lease shall be in writing, and shall be effective five (5) days after being sent, postage paid, certified mail or registered mail, return receipt requested, addressed to Lessor or Lessee at the address set forth below their respective signatures or to such other address and/or person as each may designate for such purpose in writing to each other upon fifteen
(15) days prior notice from time to time. Notwithstanding the foregoing, Lessor may give notice to Lessee by personal delivery to the notice address set forth below, which notice shall be effective upon delivery to such address.

    23. ACKNOWLEDGMENTS. Lessee hereby acknowledges: (a) that Lessee has received an executed and true copy of this Master Lease; (b) that Lessee has read and understands the restrictions on transfer and disclaimers of warranties contained in paragraphs 3, 4, and 17 herein; and (d) that the Equipment is non-consumer, business equipment leased by Lessee solely for business purposes and will not be employed for personal, family or household use.

    IN WITNESS WHEREOF, the Lessor and Lessee have each caused this Master Lease to be duly executed the date first above written.

LESSEE:  ABLE OIL COMPANY                      SUMMIT LEASING CORPORATION
       -------------------

By:  Timothy  Harrington                         By: Charles Fiumefreddo
   ----------------------------                    -------------------------
Name:  Timothy Harrington                         Name:  Charles M. Fiumefreddo
   ----------------------------                        ------------------------
Title:  CEO                                    Title:  VICE PRESIDENT
      ---------                                      ------------------


---------------------
* PARAGRAPH 19 MUST BE INDEPENDENTLY INITIALED BY LESSEE AND LESSOR

                               ANNEX A
                         to Schedule No. 001
                  to Master Lease Agreement No. 60060
                     Dated as of December 3, 1997


                        Description of Equipment



                  Serial               Type and Model           Number of           Cost
Manufacturer      Numbers               of Equipment              Units           Per Units
------------      -------              ---------------          ----------        ---------

Freightliner  #1FY6JFBB2WH955440         FL80 Truck                  1            $45,619.28













All invoices, bills of sale, and contracts to purchase the Equipment are attached hereto.

Dated:     December 3, 1997              Dated:    December 10, 1997

LESSEE:

ABLE OIL COMPANY                         SUMMIT LEASING CORPORATION

By: /s/ Timothy Harrington               By:  /s/ Charles M. Fiumefreddo
    ----------------------                   ----------------------------
Name: Timothy Harrington                 Name: Charles H. Fiumefreddo
Title: President                         Title: Vice President

[SUMMIT LEASING LOGO]

ANNEX E
to Schedule No. 001
to Master Lease Agreement No. 60060
Dated as of December 3, 1997

PURCHASE OPTION

    Provided that the Schedule has not been terminated and provided further that there has not occurred and is then continuing an Event of Default under the Master Lease or any Schedule thereunder, or any event which with the giving of notice and/or the passage of time would become an Event of Default, Lessee shall have the option to purchase all (but not less than all) the Equipment set forth in the Schedule at the end of the Lease Term upon payment of all Rent, Additional Rent and other charges then due, plus the sum of One Dollar ($1.00). If Lessee purchases the Equipment, Lessee shall be responsible for all applicable sales, use, transfer, ad valorem, excise, stamp, and other transfer taxes and Local Taxes due upon the transaction.
ANY SALE BY LESSOR HEREUNDER SHALL BE AS-IS, WHERE-IS AND WITHOUT WARRANTY OF ANY KIND. This option may be exercised only by the Lessee giving the Lessor written notice of the Lessee's election to exercise this option at least ninety (90) days before the expiration of the then effective original Lease Term or Renewal Term, as the case may be. This Purchase Option si not binding or effective with respect to the Master Lease or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

LESSEE:

ABLE OIL COMPANY                              SUMMIT LEASING CORPORATION



By: /s/ Timothy Harrington                    By:  /s/ Charles Fiumefreddo
   ----------------------------                   ----------------------------
Name:  Timothy Harrington                     Name:  Charles M. Fiumefreddo
Title:  Pres                                  Title:  Vice President
Dated:  12-03-97                              Dated:  December 10, 1997